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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): April 14, 2006

                                  CALTON, INC.
             (Exact name of registrant as specified in its charter)

          NEW JERSEY                    1-8846               22-2433361
(State or other jurisdiction of      (Commission            (IRS Employer
        incorporation)               File Number)       Identification Number)

                           2050 40TH AVENUE, SUITE ONE
                            VERO BEACH, FLORIDA 32960
          (Address of principal executive offices, including zip code)
       Registrant's telephone number, including area code: (772) 794-1414


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

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SECTION 2 - FINANCIAL INFORMATION

        ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On April 14, 2006, we issued a news release to report our consolidated financial results for the three months ended February 28, 2006. A copy of the release is furnished as Exhibit 99.1 to this current report.

        The information furnished under Item 2.02 of this current report, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

        ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (c)     Exhibits:

                   Exhibit No.    Description
                   -----------    -----------

                      99.1 News Release dated April 14, 2006, of Calton, Inc. Re: Consolidated Financial Results


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Calton, Inc.
                                           -------------------------------------
                                           (Registrant)


                                       By: /s/ Laura A. Camisa
                                           -------------------------------------
                                           Laura A. Camisa
                                           Chief Financial Officer and Treasurer
Dated: April 14, 2006